WB CAPITAL MUTUAL FUNDS

Supplement dated January 4, 2010

to the

Prospectuses (“Prospectuses”) and Statement of Additional Information (“SAI”)

dated July 29, 2009

for

Liquid Assets Fund - “ S2”, “T” and “I” shares

Institutional Money Market Fund

Limited Term Bond Fund

Bond Fund

Municipal Bond Fund

This supplements and amends the WB Capital Mutual Funds Prospectuses and SAI for the above referenced WB Capital Mutual Funds (“Funds”) dated July 29, 2009.

On October 1, 2009, West Bancorporation announced that it had signed a stock purchase agreement to sell ownership of WB Capital Management Inc., the Fund’s investment adviser (the “Adviser”) to Miles Capital Holdings, Inc. to be closed on or about December 31, 2009. As a result, on October 13, 2009, the Fund’s Board of Directors (the "Board") approved (1) a new investment advisory agreement between the Adviser and the Funds to be effective at closing; and (2) submitted the approval of the new investment advisory agreement to the Funds' shareholders at a shareholder meeting held on December 15, 2009. The new investment advisory agreement was identical to the existing agreement, except as to term. The term of the new agreement commenced on January 1, 2010 and ends on December 31, 2011. The shareholders of all the Funds approved the new investment management agreement at the meeting and Miles Capital Holdings, Inc. closed it purchase of the Adviser on December 31, 2010. The Adviser changed its name effective January 1, 2010 to Miles Capital, Inc.

Miles Capital Holdings, Inc. is wholly owned by David W. Miles and as a result Mr. Miles is the sole control person of the Adviser. Mr. Miles previously began serving as the President of the Adviser on or about October 13, 2009 and will continue in that capacity. Mr. Miles has 22 years of experience as an investment professional, including 16 years with Investors Management Group, Ltd. Mr. Miles’ address is the Adviser’s address.

Please keep this supplement for future reference.

This supplement is dated January 4, 2010.